Crawford & Company William Blair / Baltimore August 26, 2013 Exhibit 99.1

Crawford & Company
FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

Forward-looking statements
Revenues Before Reimbursements (“Revenues”)
Segment and Consolidated Operating Earnings
Earnings Per Share
Non-GAAP Financial Information
–This presentation contains forward-looking statements, including statements about the future financial condition, results of operations and earnings outlook of
Crawford & Company.  Statements, both qualitative and quantitative, that are not statements of historical fact may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws.  Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company’s present expectations.  Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made.  Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made.
Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period.  For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company’s reports filed with the United States Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations section of Crawford &
–Crawford’s business is dependent, to a significant extent, on case volumes.  The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of claims and revenue for the Company, are generally not subject to accurate forecasting.
–Revenues Before Reimbursements are referred to as “Revenues” in both consolidated and segment charts, bullets and tables throughout this presentation.
–Under the Financial Accounting Standards Board’s Accounting Standards Codification Topic 280, “Segment Reporting,” the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its four operating segments. Segment operating earnings exclude income taxes, interest expense, amortization of customer-relationship intangible assets, stock option expense, earnings or loss attributable to non-controlling interests, certain unallocated corporate and shared costs and credits, and special charges and credits.
–In certain periods, the Company has paid a higher dividend on CRDA than on CRDB. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by the guidance in Accounting Standards Codification Topic 260 -
"Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period.
Further references to EPS in this presentation will generally be only for CRDB, as that is the more dilutive measure.
–For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.
www.crawfordandcompany.com.
Company’s website at
Consolidated operating earnings is the total of segment operating earnings and certain unallocated and shared costs and credits.

Crawford & Company
Crawford & Company at a Glance
at August 8, 2013
Exchange/Tickers:  NYSE: CRDA and CRDB
Trailing 52 week High/Low: CRDA: $3.70-$6.89
CRDB: $3.66-$8.60
Market Capitalization (8/8/13): $387.5 million
Annual Dividend/Yield (8/8/13): CRDA: $0.20 or 3.0%
CRDB: $0.16 or 2.1%
Analyst Coverage: Adam Klauber, William Blair (Outperform)
Mark Hughes, Suntrust (Neutral)
Greg Peters, Raymond James (Market
Perform)

A Business Services Leader since 1941
The world’s largest independent provider of global claims management solutions
Multiple globally recognized brand names: Crawford, Broadspire, GCG
Clients include multinational insurance carriers, brokers and local insurance firms as well as 200 of the Fortune 500
EMEA-A/P
Americas
Broadspire
Legal Settlement
Administration
Serves the U.K., European,
Middle Eastern, African and
Asia Pacific markets
Serves the U.S., Canadian
and Latin American markets
Serves large national
accounts, carriers and self-
insured entities
Provides administration for
class action settlements and
bankruptcy matters
Crawford & Company

$1.2 Billion Revenue Company 700 Locations 70+ Countries 8,500 Employees OUR GLOBAL STRENGTH 5 Crawford & Company

Crawford & Company
Diversified Business and Clients
2012 Revenues of approximately $1.2 Billion
• Property and Casualty
Services
• Global Technical
Services
• Third Party
Administration
• Global Markets
31.2%
20.3%
20.1%
EMEA/AP
Americas
• Property and Casualty Services
• Catastrophe Management Services
• Contractor Connection
• Centralized Claim Administration
• Affinity Programs
28.4%
Legal Settlement Administration
• Class Actions
– Securities
– Product Liability
• Bankruptcy Administration
Broadspire
• Workers’ Compensation  and
Liability Claims Administration
• Medical and Case Management
• Long-Term Care Services
• Integrated Disability Management
• Risk Management Information
Systems (RSG)
• Claim Triage Solution (e-Triage)

Crawford & Company
Catalysts/Drivers

Cyclical Positive Industry Claim Trends:
Increased underwriting pressure creates a positive claim
trend.
Weather/Catastrophe Trends:
Catastrophic events worldwide are increasing in severity
and frequency.  Crawford is uniquely positioned to serve
these markets.
Healthcare Reform:
Increased healthcare spending is a positive for
Broadspire’s medical case management and cost
containment services.
Future Inflation:
Rising interest rates drive interest income in Broadspire
and lower the Company’s anticipated pension obligations.
Market Position:
Leading market position in each of our segments.

Crawford & Company
Crawford Provides More Than Claims Services

P&C outsourced claims services provided
about $575 million, or 49%, of total
Crawford revenue in 2012
• Claims services is a mature business in most
geographies
• Revenues are driven by claims volume, which is
affected by regional economies, economic growth
• Severe weather and natural disasters can create
volatility in claims volume
• Global Technical Services is the leader in mega-claims
$600 million, or 51%, was derived from
higher-value added business services
–
• Third Party Administration
• Direct repair services
• Legal Settlement Administration
–
• Medical Management
• Analytics
• Forensic Accounting
BPO
Consulting

Claims Services: Thai Flooding Catastrophe Response Business Process Outsourcing: Deepwater Horizon Consulting: Medical Management Crawford’s Expertise

Catastrophe Response: Thai Flooding
Top ten historic insurance loss
Crawford handling losses in excess of $4
billion
Flooding affected an area the size of
South Carolina
Leveraged global capabilities through
deployment of 160 staff including 50
support staff and 35 senior adjusters
from other locations globally
In-house forensic accountants utilized

Crawford & Company

Crawford & Company
Natural catastrophes worldwide 1980 – 2012
Natural catastrophes per year more than doubled over period
Crawford is uniquely positioned to respond on a global basis
Number of Events
Meteorological events
(Storm)
Hydrological events
(Flood, mass
movement)
Climatological events
(Extreme temperature,
drought, forest fire)
Geophysical events
(Earthquake, tsunami,
volcanic eruption)
200
400
600
800
1 000
1 200
1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012

Global Natural Catastrophe Update
© 2013 Munich Re
Source: Geo Risks Research, NatCatSERVICE – As at January 2013

Crawford & Company
High-Volume Claims Services: Deepwater Horizon

The Garden City Group (GCG) is the recognized
leader in legal administration services for class
action settlements and other claims
administration, bankruptcy cases and legal
noticing programs.
Largest program is the combined GCCF/Deepwater
Horizon settlement
This special project resolves economic loss and
property damage claims related to the Deepwater
Horizon Incident
GCG’s other high-profile distribution matters
include:
–the General Motors bankruptcy
–the $6.15 billion WorldCom settlement
–the $3.4 billion Native American Trust Settlement
–the $3.05 billion VisaCheck/MasterMoney Antitrust settlement.

Crawford & Company
Garden City Group Ranks First
Among Claims Administrators

Source: Securities Class Action Services Report, Most Frequent Claims Administrators in SCAS 100, Jan. 2013
Garden City Group
(37),  $21.3
Gilardi & Co. (22),
$15.5
Heffler Radetich &
Saitta (7),  $4.7
Rust Consulting (9),
$3.8
BMC Group (4),  $1.9
Others
(21),
$3.3
Cases Handled: 100          Total Amount Settled: $50.5 billion

Consulting: Medical Management
Medical costs are currently 60% of workers compensation cost and are estimated to be over 70% by 2016, increasing the importance of effective medical cost containment.
Case managers proactively manage medical treatment in the
rehabilitation process, enabling our clients’ employees to recover as quickly as possible in the most cost-effective manner.
Healthcare reform is expected to increase activity in the healthcare market overall, which could negatively impact access to providers and slow return to work, which would increase medical and workers compensation cost and potentially increase claims frequency.
Broadspire’s in-house integrated model provides services to mitigate increasing medical costs, ultimately decreasing our clients’ overall loss costs.  This is a key element of Broadspire’s value proposition to clients.
Crawford & Company

Financial Review and Operational Focus

Crawford & Company
2012 Business Summary

Record revenues of $1.177 billion
Record consolidated operating earnings of $110.2 million
Record operating cash flow of $92.9 million
Including special payment, dividends of $0.20 per CRDA and $0.16 per CRDB

Crawford & Company
Year to Date 2013 Business Summary

Revenues increased 4% to $585.2 million
Consolidated operating earnings increased 26% to $48.4 million
Improvement in Broadspire and Americas operating results
Net income increased 62% to $26.7 million
Diluted earnings per share of $0.49 for CRDA and $0.47 for CRDB

Crawford & Company
Year To Date 2013 Financials

Crawford & Company Income Statement Highlights
Unaudited ($ in thousands, except per share amounts)
Six months ended June 30, 2013 2012 % Change
Revenues: $585,228 $561,600 4%
    Cost of Services Before Reimbursements 425,674 412,522 3%
    Selling, General, and Administrative 117,375 114,756 2%
    Corporate Interest Expense, Net 3,243 4,556 -29%
Special Charges -             2,461         nm
Total Costs and Expenses Before Reimbursements 546,292 534,295 2%
Other Income 2,613         583            348%
Income Before Income Taxes 41,549 27,888 49%
Provision for Income Taxes 15,000 10,976 37%
Net Income 26,549 16,912 57%
Add:  Net (Loss) Income Attributable to Noncontrolling Interests (198)           422            nm
Net Income Attributable to Crawford & Company $26,747 $16,490 62%
Earnings Per Share - Diluted:
Class A Common Stock 0.49 $        0.31 $        58%
Class B Common Stock 0.47 $        0.29 $        62%
Cash Dividends Per Share:
Class A Common Stock 0.08 $        0.06 $        33%
Class B Common Stock 0.06 $        0.04 $        50%
nm=not meaningful

Crawford & Company
2013 Operational Focus

Sustain Operating Performance through Improved Profitability
Americas improvement in U.S. Property & Casualty and Canada
Continued progress in Broadspire
EMEA/AP improvement in the United Kingdom
Strengthen the Balance Sheet
Manage debt levels and pension obligations
Drive operating cash flow to support business growth
Enhance Total Return to Shareholders
Dividend policy to provide meaningful yield
Seek opportunities to repurchase outstanding shares below
intrinsic  value

Crawford & Company
2013 Guidance

Consolidated revenues before reimbursements between $1.12 and $1.14 billion
Consolidated operating earnings between $95.0 and $99.0 million
Consolidated cash provided by operating activities between $65.0 and $70.0 million
Consolidated net income attributable to shareholders of Crawford & Company between $51.5 and $54.0 million, or $0.90 to $0.95 diluted earnings per CRDB share
On August 5, 2013, Crawford & Company affirmed and increased certain aspects of its full year 2013 guidance as follows:

Crawford & Company
Enhanced Return to Shareholders
Dividends and Buyback:
After the 2013 second quarter, Crawford declared a regular quarterly dividend of $0.05 on CRDA and $0.04 on CRDB, an increase of $0.01 per share
Including a $0.06 per share special dividend, during 2012, Crawford paid dividends of $0.20 per share on CRDA and $0.16 per share on CRDB, or double
2011 dividends per share
Between June 1, 2012 and June 30, 2013, Crawford repurchased 760,497 shares of CRDA at an average cost of $4.73
TTM Total Return (8/14/12 to 8/14/13):
CRDA price increased 61.2%.  Total return was 68.8%
CRDB price increased 90.8%.  Total return was 96.8%

Crawford & Company
Crawford Capital Structure

Debt reduced by $62 million, or 25% since 2010
through 2012
Pension risk management program driving positive
results
Material improvement in cash flow from both
operations and working capital management
Net debt of $95.2 million at December 31, 2012
$0
$50
$100
$150
$200
$250
2008 2009 2010 2011 2012
Consolidated Debt/Cash
($ in millions)
Debt Cash
0
10
20

2008 2009 2010 2011 2012
Cash Provided by Operations
($ in millions)
Shareholders
Improving Balance Sheet Supports Return to

Crawford & Company

Crawford Dynamic Investment Policy Glide Path
Liability Hedging
100% Hedged
6/30/13
Desired
Plan Status
De-risk & Maintain
Funded Status
Fully Funded
Asset Allocation
Risk Optimized
Liability Hedging
60%
Plan Status
Frozen
Funded Status
80%
Asset Allocation
40/60
Road Map
Trade Equities for Long Bonds as Funded Status Improves
Hedging
60%
Hedging
60%
Hedging
60%
Hedging
66%
Hedging
74%
Return
Seeking
40%
Return
Seeking
40%
Return
Seeking
40%
Return
Seeking
40%
Return
Seeking
34%
Hedging
90%
Hedging
82%
Hedging
60%
Return
Seeking
10%
Return
Seeking
18%
Return
Seeking
26%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
<70% 70% 75% 80% 85% 90% 95% 100% +
Asset Allocation by Funded Status

Crawford & Company
Management Alignment with Shareholders
Short-Term Incentive Compensation Plan Matrix:
Metric: Weight:
Revenues 30%
Operating Earnings 25%
Operating Margin 25%
DSO 20%
24
Stock Ownership Guidelines:
Multiple of
Officer: Base Salary:
President/CEO 3x
CFO/EVPs 2x
Balanced short and long term system focused on strategic priorities and aligned with shareholders
Long-term incentive compensation plan based on three-year EPS performance tied to the Company’s strategic plan

Crawford & Company
Capital Structure and Governance
Class A and B Shares:
As of July 31, 2013, there were approximately 30.1 million shares of Class A Common Stock and 24.7 million shares of Class B Common Stock outstanding. The two classes are substantially identical, except with respect to the voting rights of the Class B shares and the greater cash dividends offered on Class A shares.
Insider Ownership:
The Jesse C. Crawford family beneficially owned 40.1% of outstanding Class A shares and
52.0% of outstanding Class B shares as of March 5, 2013.
Board Diversification and Makeup:
Eight of nine members are independent, with the exception of the CEO, Jeff Bowman. CEO and chairman roles are split.

CRAWFORD IS POSITIONED FOR STRONG RETURNS
Global Footprint
World’s largest independent provider of
claims management solutions
Diverse customer base
Global catastrophe response
Innovative Technology
Platforms
Analytics
Risk Sciences Group/Dmitri
Claims Management System (CMS)
Command Center
Specialized Resources
Legal Settlement Administration (GCG)
Global Technical Services (GTS)
Medical Cost Containment
Contractor Connection
Business Process Outsourcing
Gaining Market Share
North American vertical
Positioned to benefit from expected global
consolidation of TPA vendors
Emerging Asia Pacific and
Latin American markets
Risk
Tech
Crawford & Company

Crawford & Company Appendix

Crawford & Company
Appendix: Non-GAAP Financial Information

Measurements of financial performance not calculated in accordance with GAAP should  be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP.  Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies.
Reimbursements for Out-of-Pocket Expenses
In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under
GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include the GAAP-required gross up of our revenues and expenses for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our consolidated results of operations with no impact to our net income or operating earnings (loss). Unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses.
Segment and Consolidated Operating Earnings
Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker (“CODM”) to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions.
Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operation decision maker use.  Consolidated operating earnings (loss) represent segment earnings (loss)
including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, special charges and credits, income taxes, and net income or loss attributable to noncontrolling interests.
Net debt
Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents.  Management believes that net debt is useful because it provides investors with an estimate of what the Company’s debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt.

Crawford & Company
Non-GAAP Financial Information

Unaudited ($ in thousands)
YTD through YTD through
2008 2009 2010 2011 2012 June 30, 2013 June 30, 2012
Revenues Before Reimbursements
Total Revenues
1,135,916 $ 1,046,202 $ 1,110,801 $ 1,211,362 $ 1,266,138 $ 633,254 $    606,362 $
Reimbursements (87,334) (78,334) (80,384) (86,007) (89,421) (48,026) (44,762)
Revenues Before Reimbursements
1,048,582 $ 967,868 $    1,030,417 $ 1,125,355 $ 1,176,717 $ 585,228 $    561,600 $
YTD through YTD through
June 30, 2013 June 30, 2012
Costs of Services Before Reimbursements
Total Costs of Services 473,700 $    457,284 $
Reimbursements
(48,026) (44,762)
Costs of Services Before Reimbursements 425,674 $    412,522 $
YTD through YTD through
2008 2009 2010 2011 2012 June 30, 2013 June 30, 2012
Operating Earnings (Loss)
Americas
28,766 $      29,394 $      20,748 $      19,851 $      11,877 $      7,637 $         895 $
EMEA/AP 32,999 23,401 24,828 28,421 48,585 15,214 17,313
Broadspire
3,526 (1,602) (11,712) (11,434) 27 2,591 (371)
Legal Settlement Administration 10,814 13,130 47,661 51,307 60,284 28,543 26,475
Unallocated corporate and shared costs, net
(6,362) (10,996) (5,841) (9,555) (10,613) (5,630) (5,964)
Consolidated Operating Earnings 69,743 53,327 75,684 78,590 110,160 48,355 38,348
Deduct:
Goodwill and intangible asset impairment charges
- (140,945) (10,788) - - - -
Net corporate interest expense (17,622) (14,166) (15,002) (15,911) (8,607) (3,243) (4,556)
Stock option expense
(861) (914) (761) (450) (408) (373) (245)
Amortization expense (6,025) (5,994) (5,995) (6,177) (6,373) (3,190) (3,198)
Special charges and credits
(788) (4,059) (4,650) 2,379 (11,332) - (2,461)
Income before income taxes 44,447 $      (112,751) $  38,488 $      58,431 $      83,440 $      41,549 $      27,888 $
Reconciliation of Non-GAAP Items

Crawford & Company
Non-GAAP Financial Information, continued

Unaudited ($ in thousands)
December 31,
2012
Net Debt
Short-term borrowings 13,275 $
Current installments of long-term debt and capital leases 838
Long-term debt and capital leases, less current installments 152,293
Total debt 166,406
Less: Cash and cash equivalents 71,157
Net debt 95,249 $
Reconciliation of Non-GAAP Items

Crawford & Company